Exhibit 99.1



            IBC Receives Court Extension of Exclusive Period to File Reorganization Plan; Updates Status of its Chapter 11 Cases


         Kansas City, Missouri - April 14, 2006 - Interstate Bakeries Corporation (IBC) (OTC: IBCIQ.PK) announced that IBC received Bankruptcy Court approval on April 12 to extend the exclusivity period within which to file a plan of reorganization through September 22, 2006, and to solicit acceptance of a plan of reorganization through November 21, 2006. Under the previous schedule, the Company had until May 18, 2006, to file a plan of reorganization and until July 17, 2006, to solicit acceptance of a plan.

         In its request to the Court for the extension, the Company stated that while it has made significant progress in its reorganization, additional time is needed to formulate and test a long-term business plan. IBC stated that it will take time to obtain a full understanding of the impact on the financial resultsof various factors outlined below that will ultimately determine the success of the Company's restructuring efforts. Without such an understanding, it will be difficult to formulate a credible final business plan, the Company said. The various factors referred to above include:

     o   Operational changes implemented in the Company's profit centers (PCs);
     o Inflation in the cost of materials, packaging and energy and the potential offsetting effect of increases in pricing to customers;
     o   Union contract negotiations;
     o   New marketing initiatives; and
     o   Improvements in manufacturing processes and customer service.


         IBC and its subsidiaries voluntarily filed to restructure under Chapter 11 of the Bankruptcy Code on September 22, 2004. At the time, the Company said that the major factors in the decision to seek relief under Chapter 11 were liquidity issues stemming from declining sales, a high fixed-cost structure, excess industry capacity, rising employee healthcare and pension costs and higher costs for ingredients and energy.

         In the initial stage of the Chapter 11 restructuring, the Company focused on quickly identifying opportunities for cost reductions that did not require fundamental operational changes. While these efforts decreased the Company's operating costs, they did not directly address or sufficiently offset the continuing decline in sales revenue, its high fixed-cost structure or the other factors that lead to its Chapter 11 filing.

Profit Center Review and Restructuring
--------------------------------------

         In the second stage of its restructuring, the Company undertook an extensive review of each of its 10 PCs, identifying areas for improvement in efficiency and profitability. The profit centers were created on June 1, 2004, not long before the bankruptcy filings, when the Company transformed its organizational structure from 54 decentralized bakeries into the 10 geographically structured groupings of bakeries, depots, routes and bakery outlets. The PC restructuring was intended to eliminate unprofitable products and routes, streamline distribution, rationalize the number of brands and stock-keeping units and eliminate excess capacity.

         To date, the Company has implemented its previously announced restructuring plans in each of its 10 PCs, closing a total of nine bakeries, approximately 200 distribution centers and 300 bakery outlets, while reducing its overall workforce by approximately 6,000. The PC review and restructuring process also resulted in the rationalization of IB C's delivery route network, reducing the number of routes by approximately 29 percent, from approximately 9,100 delivery routes to approximately 6,500, while serving roughly the same number of customers nationwide. Although almost complete, certain restructuring efforts regarding the tenth PC, covering the South Central region, are still in progress.

         As anticipated, the PC restructuring process has resulted in lower revenues that have had, and could continue to have, an adverse effect on IBC's financial condition and results of operation and cash flows for at least some period of time after the restructurings are fully implemented. Further, as previously reported, the PC restructuring activities involved certain implementation risks, including the prospect that forecasted sales might not be achieved either in terms of sales volume or gross margin. The Company said that, to date, initial results of the PC restructurings have been mixed, and while overall route sales averages have been improved and unprofitable sales selectively abandoned, it is too early to predict whether these early results will be sufficient to achieve the desired results. IBC said that success, in part, will depend on the ability of its route delivery sales force to achieve and maintain higher average levels of sales per route, as well as the Company's ability to maintain its desired customer base, despite its abandonment of certain unprofitable sales.

Inflationary Pressures/Pricing Strategy
---------------------------------------

         IBC said that the results of the PC restructurings have been further complicated by significant inflationary cost pressures that could offset savings it might otherwise achieve. These include increases in materials, ingredients, energy and employee costs, particularly in the areas of wages, health and welfare and pensions. IBC has taken strategic pricing actions designed to address these inflationary pressures; however, it is not yet clear whether price increases can be fully implemented or otherwise adequate to offset these increased costs.

Union Contract Negotiations
---------------------------

         Similarly, IBC has sought to address inflationary pressures related to employee costs by attempting to negotiate more than 430 collective bargaining agreements (CBAs) with its union-represented employees to achieve, among other things, cost savings and inflation controls over the next five years. To date, long-term extensions have been ratified with respect to 80 CBAs and agreements in principal have been reached with respect to 41 CBAs, subject to ratification by employees. In total, these CBAs represent approximately 47 percent of the Company's unionized workforce.

         IBC previously said that it hopes to use these agreements as the framework for negotiating similar agreements with its remaining collective bargaining units. However, the Company said that there are no assurances that the process will proceed in the same time frame or fashion as it has to date. In addition, the Company cautioned that, because the framework for the agreements was initially fashioned based upon projections made during the early stages of the PC restructuring process, it is possible that, if actual results do not meet expectations, these agreements (which remain subject to assumption or rejection in the Bankruptcy Court) may need to be revisited and additional concessions may be necessary.

Marketing Initiatives
---------------------

         In addition to efforts to address cost and efficiency issues, IBC initiated an aggressive marketing program designed to offset consistent revenue declines. The underlying focus of the marketing program is to develop protocols to better anticipate and meet changing consumer demand by developing a consistent flow of new products.

         In August 2005, IBC hired Richard Seban as Chief Marketing Officer. Mr. Seban has 30 years of experience in sales, marketing and new product development in consumer packaged goods, including tenure as president and chief operating officer of Canadian seafood company High Liner Foods and several positions at Sara Lee Bakery, an IBC competitor.

         These marketing efforts include the re-launching of the Company's iconic Wonder(R) bread brand on a national basis as Wonder Classic together with the launch in January 2006, of three new Wonder bread products: "Wonder made with Whole Grain White," "Wonder Kids," and "Wonder White Bread FansTM 100% Whole Grain." On April 1, 2006, the Company also introduced new products for its buns and rolls product segment, including Wonder wheat hamburger and hot dog buns and Wonder(R) buns made with whole grains.

         The Company continues to work on other programs and additional new product launches. On the sweet goods side of the business, the Company recently launched an updated packaging redesign for the entire Hostess(R) line, a major promotional and public relations campaign in connection with the 75th anniversary of the introduction of Twinkies(R) and executed various holiday, movie and sports promotion tie-ins and related opportunistic marketing initiatives.

         While the results of the marketing initiatives implemented to date have been encouraging, the Company said that it is too early to predict whether those initiatives, or any of the other marketing initiatives planned by the Company, will stabilize or reverse the sales decline it has experienced over the past few years.

         Notwithstanding the restructuring efforts to date, IBC has not achieved results from which it is prepared to develop a long-term business plan. As reported in the publicly filed Monthly Operating Reports (MOR) required to be filed in connection with the bankruptcy cases, the Company has incurred substantial cumulative EBITDA and net income losses through period nine of its 2006 fiscal year, which consists of 13 periods ending on June 3, 2006. The Company is scheduled to file its MOR for its tenth period representing the final period of its third quarter on Tuesday, April 18, 2006.

         IBC said that, with the bulk of the PC restructuring efforts nearly completed and new marketing initiatives in place, it now plans to focus on improving its manufacturing processes in the bakeries and improving its service to customers through its field sales force. Additionally, the Company plans to review its field and corporate infrastructure to ensure that those costs are in line with the restructured PC configuration.

         As stated, the extension of the plan filing and solicitation periods granted by the Bankruptcy Court will allow the Company time to implement and assess these additional restructuring efforts as well as the other efforts which, as described above, have been or are in the process of being implemented. In light of need for additional time, the Company has begun discussions with JPMorgan Chase Bank, N.A., the agent for IBC's post-petition debtor-in-possession (DIP) financing facility, regarding an extension of the September 22, 2006, maturity date of the DIP financing facility. IBC has not borrowed funds under the DIP financing facility although, as reported in the MORs, it has issued letters of credit under the DIP financing facility primarily in support of its various insurance programs. There can be no assurance, however, that an extension will be consented to by its lenders or that it will be available on acceptable terms or conditions, or that alternate financing will be available on acceptable terms.

About the Company
-----------------

         Interstate Bakeries Corporation is one of the nation's largest wholesale bakers and distributors of fresh-baked bread and sweet goods, under various national brand names, including Wonder(R), Baker's Inn(R), Merita(R), Hostess(R) and Drake's(R). The Company is headquartered in Kansas City. Currently, IBC employs approximately 26,000 people and operates 45 bakeries, as well as approximately 700 distribution centers and approximately 860 bakery outlets throughout the country.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters
---------------------------------------------------------------------------

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: successful resolution of any deficiencies in the Company's newly implemented financial reporting systems; the ability of the Company to continue as a going concern; final determination of anticipated significant asset impairment charges; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to operate pursuant to the terms of its DIP financing facility; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of the reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; risks associated with inflationary cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties with respect to the accounting treatment of a defined benefit pension plan to which we contribute; finalization of our review and, if applicable, the independent audit of our historical financial statements; the results of an SEC investigation concerning the Company's financial statements following the Company's announcement that the Audit Committee of its Board of Directors had retained independent counsel to investigate the Company's manner of setting its workers' compensation and other reserves; the delayed filing with the SEC of the Company's fiscal 2004 and 2005 Forms 10-K and fiscal 2005 and 2006 Forms 10-Q; the Company's on-going internal review of the setting of its workers' compensation and auto/general liability reserves; risks associated with the Company's restructuring process, including the risks associated with higher than anticipated costs and delays in completion of the PC review and bakery and route consolidations and the failure of such efforts to achieve the desired results; the impact of any withdrawal liability arising under the Company's multiemployer pension plans as a result of prior actions or current consolidations; the impact of non-cash charges to fixed capital assets on prior periods; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; risks associated with the Company's recent new product introductions, including the success of such new products in achieving and retaining market share; future product recalls or safety concerns; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.